UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 29, 2008
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51822 (Commission File Number)	30-0296398 (IRS Employer Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under Item 3.02 is incorporated by reference.
Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 3.02 is incorporated by reference.
Section 3 – Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     On February 29, 2008, Stinger Systems, Inc. (the “Company”) closed a private placement transaction (the “Offering”) with an institutional investor (the “Investor”) pursuant to which the Company issued and sold to the Investor a senior secured convertible note (the “Note”) in an aggregate principal amount of $2,150,000, a warrant to purchase 3,000,000 shares of the Company’s common stock (the “Warrant”), and 1,250,000 shares of the Company’s Common Stock (the “Shares”). The Note is convertible into 1,720,000 shares of the Company’s common stock at a price of $1.25 per share. Under the terms of the Note, the Company, at its option, may pay any portion of the interest then due on the Note in cash or may elect to issue the Investor shares of the Company’s common stock. The Warrant is exercisable immediately at a price of $0.7054 per share.
     The Offering was completed pursuant to a Securities Purchase Agreement dated February 29, 2008 (the “Purchase Agreement”) by and between the Company and the Investor. The Purchase Agreement, the Note, and the Warrant are attached as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K. In connection with the Offering, the Company amended a security agreement entered into with the Investor in August 2007 (as so amended, the “Amended Security Agreement”) in connection with a prior offering and amended and restated the senior secured convertible note issued in such offering (as so amended, the “Amended Note”). The Amended Security Agreement and Amended Note are attached as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K. A copy of the press release announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K.
     Pursuant to the Purchase Agreement, the Company granted the Investor certain registration rights with respect to the shares to be issued upon conversion of the Note and upon exercise of the Warrant and the Shares. Neither the shares to be issued upon conversion of the Note nor upon exercise of the Warrant nor the Shares have been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.
     Midtown Partners & Co., LLC (“Midtown”) acted as placement agent for the Offering. The Company paid Midtown a cash fee equal to $67,500 and issued to Midtown 100,000 shares of Common Stock and a warrant to purchase 477,600 shares of the Company’s common stock.
     The Note, the Warrant and the Shares were offered and sold to an “accredited investor” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated February 29, 2008 among Stinger Systems, Inc. and the investor party thereto

10.2	Senior Secured Convertible Note dated February 29, 2008.

10.3	Warrant

10.4	Amended and Restated Security Agreement, dated February 29, 2008.

10.5	Amended and Restated Senior Secured Convertible Note dated February 29, 2008.

99.1	Press release dated March 3, 2008.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.

/s/ Robert Gruder
Robert Gruder
Chairman and President

Date: February 29, 2008.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Securities Purchase Agreement dated February 29, 2008 among Stinger Systems, Inc. and the investor party thereto

10.2	Senior Secured Convertible Note dated February 29, 2008.

10.3	Warrant
10.4	Amended and Restated Security Agreement, dated February 29, 2008.

10.5	Amended and Restated Senior Secured Convertible Note dated February 29, 2008.

99.1	Press release dated March 3, 2008.

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